UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2009

Date of Report (Date of earliest event reported)

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30733	41-1978822
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10700 Bren Road West

Minnetonka, Minnesota 55343

(Address of principal executive offices) (Zip Code)

Telephone: (952) 930-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 17, 2009, American Medical Systems Holdings, Inc. (the “Company”) announced the results of its exchange offer in which it offered $1,000 principal amount of its newly issued 4.00% Convertible Senior Subordinated Notes due 2041 (the “2041 Notes”) in exchange for each $1,000 principal amount of its outstanding 3.25% Convertible Senior Subordinated Notes due 2036 (the “2036 Notes”), for up to $250 million, and no less than $100 million, aggregate principal amount of 2036 Notes. A copy of the press release issued by the Company on September 17, 2009 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release dated September 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 17, 2009	By:	/s/ Mark A. Heggestad
Mark A. Heggestad
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 17, 2009